UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report: August 13, 2014

(Date of earliest event reported)

Imperva, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-35338	03-0460133
(Commission File Number)	(IRS Employer Identification No.)

3400 Bridge Parkway, Suite 200 Redwood Shores, California	94065
(Address of Principal Executive Offices)	(Zip Code)

(650) 345-9000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Anthony J. Bettencourt as President and Chief Executive Officer and Shlomo Kramer as Chief Strategy Officer

On August 13, 2014, the Board of Directors of Imperva, Inc. (the “Company”) and Anthony J. Bettencourt entered into an agreement pursuant to which Mr. Bettencourt will serve as President and Chief Executive Officer of the Company and a member of the Company’s Board of Directors, which service commenced on August 18, 2014. In addition, Shlomo Kramer, the Company’s founder, previous President and Chief Executive Officer and Chairman of the Board of Directors, is transitioning to the role of the Company’s Chief Strategy Officer and will retain his position as Chairman of the Board of Directors. A copy of the press release relating to Mr. Bettencourt and Mr. Kramer’s appointments is filed as Exhibit 99.01 to this Current Report on Form 8-K.

Mr. Bettencourt, age 53, previously served as chief executive officer of Coverity Inc., a privately held company that develops and markets development testing solutions that assist software developers in detecting and fixing quality and security problems from November 2010 to March 2014, following Coverity’s acquisition by Synopsys, Inc. From January 2006 to October 2009, Mr. Bettencourt served as Senior Vice President of Special Projects at Autonomy Corporation plc. From 2003 to 2005, Mr. Bettencourt served as the Chief Executive Officer of Verity Inc., an enterprise search company and led the company through its acquisition by Autonomy in 2005. Mr. Bettencourt currently serves as a member of the board of directors of Proofpoint, Inc., a leading security-as-a-service provider, as a member of the board of directors of Formation Data Systems, a leader in providing storage as a service with the industry’s first Converged Data Platform, and as the Non-Executive Chairman of the board of directors of Blinkx, Inc., an Internet video search engine company. Mr. Bettencourt also previously served on the board of directors of Versant Corporation, a leading object database vendor. Mr. Bettencourt holds a B.A. in English from Santa Clara University.

In connection with his appointment, on August 13, 2014, the Company and Mr. Bettencourt executed an employment offer letter (the “Offer Letter”), which provides the following:

•	A base salary of $375,000 per year.

•	A target bonus for 2014 of $375,000, prorated for the portion of 2014 that Mr. Bettencourt is employed by the Company, under the Company’s 2014 Senior Management Bonus Plan (“Bonus Plan”), the terms of which were previously described by the Company under Item 5.02 in a Current Report on Form 8-K that was filed with the Securities and Exchange Commission (“SEC”) on February 6, 2014 and filed as Exhibit 10.33 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013 filed by the Company with the SEC on February 28, 2014, which are hereby incorporated herein by reference.

•	Eligibility to participate in the Company’s employee benefit plans and entitled to paid vacation in accordance with the Company’s vacation policy on the same basis as other executive employees.

•	In accordance with the terms of an Inducement Stock Option Plan and Agreement (the “Inducement Option Agreement”), an option to purchase up to 265,000 shares of the Company’s common stock at an exercise price equal to the fair market value of a share of the Company’s common stock on the date of grant of the option, which will be the Wednesday following the commencement of his employment (which will be August 20, 2014 based on an employment commencement date of August 18, 2014). The option, which will have a ten-year term, will vest at the rate of 25% of the shares on the first anniversary of the commencement of Mr. Bettencourt’s employment with the Company and then 6.25% of the shares quarterly thereafter, subject to Mr. Bettencourt’s continued provision of services to the Company.

•	In accordance with the terms of an Inducement Restricted Stock Unit Plan and Agreement (the “Inducement RSU Agreement”), restricted stock units representing a total of 265,000 shares of the Company’s common stock (the “RSUs”). The RSUs, which will expire following settlement, will vest at the rate of 25% of the shares on November 15, 2015 and then 6.25% of the shares quarterly thereafter, subject to Mr. Bettencourt’s continued provision of services to the Company.

•	In the event of a qualifying termination under our Change in Control Plan and contingent upon Mr. Bettencourt’s execution of a binding severance and release agreement (which includes customary release, covenant not-to-sue, non-disparagement, non-solicitation and proprietary information provisions), Mr. Bettencourt will be entitled to receive (1) a lump sum cash payment in an amount equal to Mr. Bettencourt’s annual base salary as in effect immediately prior to the severance date, plus his target annual bonus or cash incentive opportunity for the year in which the severance date occurs, less applicable withholding taxes; (2) full acceleration of all outstanding equity awards (subject to certain restrictions noted in the Change in Control Plan); and (3) reimbursement of premiums paid for continuation coverage for twelve months pursuant to the Consolidated Omnibus Budget Reconciliation Act of 1985. The terms of the Company’s Change of Control Plan were previously described by the Company under Item 5.02 in a Current Report on Form 8-K that was filed with the SEC on February 9, 2012 and filed as Exhibit 10.26 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011 filed by the Company with the SEC on March 28, 2012, which are hereby incorporated herein by reference.

It is expected that Mr. Bettencourt will execute the Company’s standard form of indemnification agreement, which was filed as Exhibit 10.4 to Amendment No. 4 to the Company’s Registration Statement on Form S-1 filed on October 28, 2011 and incorporated by reference herein. This agreement provides for indemnification for related expenses including, among other things, attorneys’ fees, judgments, fines and settlement amounts incurred by Mr. Bettencourt in any action or proceeding to the fullest extent permitted by applicable law.

In connection with his transition to the role of Chief Strategy Officer, Mr. Kramer’s base salary will be reduced from NIS 1,207,000 to NIS 1,034,571 per year, and his target bonus for 2014 will be reduced from NIS 1,207,000 NIS 517,286, effective upon the commencement of Mr. Bettencourt’s employment (with the target bonus prorated for the portions of the year that Mr. Kramer served as President and Chief Executive Officer and Chief Strategy Officer, respectively). There have been no other changes to Mr. Kramer’s compensation arrangements with the Company in connection with the transition of roles.

The foregoing is a summary of the Offer Letter, the Bonus Plan, the form of indemnification agreement, the Inducement Option Agreement, the Inducement RSU Agreement, the and the Change in Control Plan and does not purport to be complete. The foregoing is qualified in its entirety by reference to the Offer Letter, the form of indemnification agreement, the Inducement Option Agreement, the Inducement RSU Agreement and the Change in Control Plan, copies of which are filed or incorporated by reference as Exhibits 10.01 through 10.6 to this Current Report on Form 8-K, and such documents are incorporated herein by reference.

The press release relating to Mr. Bettencourt and Mr. Kramer’s appointments filed as Exhibit 99.01 to this Current Report on Form 8-K shall not be incorporated by reference in any registration statement or other document filed by the Company with the SEC, whether made before or after the date of this Current Report, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Number	Description

10.1	Employment offer letter, dated August 13, 2014, between Anthony J. Bettencourt and Imperva, Inc.

10.2	Imperva, Inc. 2014 Senior Management Bonus Plan (incorporated by reference to Exhibit 10.33 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013 filed by the Company on February 28, 2014 (File No. 001-35338)).

10.3	Imperva, Inc. Change in Control Plan and Form Notice of Participation (incorporated by reference to Exhibit 10.26 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011 filed by the Company on March 28, 2012 (File No. 001-35338)).

10.4	Form of Amended and Restated Indemnification Agreement (incorporated by reference to Exhibit 10.4 to Amendment No. 4 to the Company’s Registration Statement on Form S-1 filed by the Company on October 28, 2011 (File No. 333-175008)).

10.5	Form of Inducement Stock Option Plan and Agreement between Imperva, Inc. and Anthony J. Bettencourt.

10.6	Form of Inducement Restricted Stock Unit Plan and Agreement between Imperva, Inc. and Anthony J. Bettencourt.

99.01	Press release issued by Imperva, Inc., dated August 18, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

IMPERVA, INC.

By:	/s/ Terrence J. Schmid
Terrence J. Schmid
Chief Financial Officer

Date: August 18, 2014

EXHIBIT INDEX

Number	Description

10.1	Employment offer letter, dated August 13, 2014, between Anthony J. Bettencourt and Imperva, Inc.

10.2	Imperva, Inc. 2014 Senior Management Bonus Plan (incorporated by reference to Exhibit 10.33 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013 filed by the Company on February 28, 2014 (File No. 001-35338)).

10.3	Imperva, Inc. Change in Control Plan and Form Notice of Participation (incorporated by reference to Exhibit 10.26 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011 filed by the Company on March 28, 2012 (File No. 001-35338)).

10.4	Form of Amended and Restated Indemnification Agreement (incorporated by reference to Exhibit 10.4 to Amendment No. 4 to the Company’s Registration Statement on Form S-1 filed by the Company on October 28, 2011 (File No. 333-175008)).

10.5	Form of Inducement Stock Option Plan and Agreement between Imperva, Inc. and Anthony J. Bettencourt.

10.6	Form of Inducement Restricted Stock Unit Plan and Agreement between Imperva, Inc. and Anthony J. Bettencourt.

99.01	Press release issued by Imperva, Inc., dated August 18, 2014.